Exhibit 99.1

February 2009 2 0 0 9

3 Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events and any other statements that are not based solely on historical fact. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements, including, without limitation: changes in the economy generally and in respect to the businesses in which CTS operates, including those resulting from the current global financial and credit crisis; pricing pressures and reduction in demand for CTS' products, especially if economic conditions do not recover or continue to worsen in CTS' served markets, including but not limited to: the automotive, computer equipment, or communications markets; disruption, uncertainty, or volatility in the credit markets that could adversely impact the availability of credit already arranged by CTS and the availability and cost of credit in the future; the financial condition of our customers, including the ability of customers (especially those that may be highly leveraged and those with inadequate liquidity) to maintain their credit availability or ongoing viability; the Company's successful execution of restructurings and profit improvement plans; risks associated with CTS' international operations, including trade and tariff barriers; currency fluctuations and their effects on our results of operations and financial position; changes in performance of equity and debt markets that could affect the valuation of the assets in CTS' pension plans and the accounting for pension assets, liabilities, and expenses; political and geopolitical risks; rapid technological change in the automotive, communications and computer industries; reliance on key customers; and CTS' ability to protect its intellectual property. For more detailed information on the risks and uncertainties associated with CTS' business, see the reports CTS files with the SEC, available at http://www.ctscorp.com/investor_relations/investor.htm. CTS undertakes no obligation to publicly update its forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

5 Downturn Management Action Plan Restructuring actions taken in Q3 and Q4 to reduce headcount 10% and lower fixed costs. Early actions contributed to solid fourth quarter results. Various operations were consolidated to lower overhead costs. For example: Santa Clara and Orion operations combined in new leased facility. New Hampshire consolidated into one building from two. Moved Burbank, California operation into Albuquerque, New Mexico. Tianjin, China EC / EMS operations combined. The 401K company match was suspended for 2009. 2009 salary increases were cancelled worldwide. Salaries were temporarily reduced 5% for salaried exempt workforce at all locations in the U.S., Canada and UK. All headcount additions frozen. Reductions in discretionary spending have been implemented, i.e. restrictive travel policy. Two weeks furlough at Automotive in Q1 and Senior Management unpaid time-off, etc. Additional actions will be taken early and proactively, if appropriate

7 Building Confidence: Diversification Strategies are Working Comunications Sensor and Actuator Computer Medical Industrial Defense & Aerospace Other East 0.27 0.19 0.1 0.08 0.12 0.18 0.06 Sales by Market Q4 Run Rate Diversification helps CTS reduce risk and volatility North America Asia E Low Cost Europe East 0.45 0.05 0.43 0.05 0.07 Sales By Region Low Cost Manufacturing 53% Global manufacturing footprint; good manufacturing capabilities in low cost regions

9 EMS Components and Sensors Blue Chip Customers Globally Diversified Low Customer Concentration No one customer > 10% in Q4 2008 Building Confidence: Diversification Strategies are Working Customer Diversification 2004 Now 2004 Now HP Detroit 3 Percent of Total Sales

11 Sensors and Actuators Double-digit sales growth from 2009-2013 Despite a decline in 2009 High technology, higher margin business Leveraging capabilities into new markets On and off highway diesel engine applications (mining, agriculture, construction, etc.) Growth Through New Technology, Customers and Penetration of New Markets Sales Sensors & Actuators Auto 0.81 0.19 Sensors/ Actuators Macro Trend Driving Growth "Green" initiatives driving tougher emissions standards Need for increased fuel economy CTS Products Smart Actuator Position Sensors - EGR, Manifold, SETPS Accelerator Pedal Module SETPS Actuator EGR

13 CTS currently supplies 10 major customers in North America, Europe and Asia. Total Available Market (Including Pedal Sensors) Accelerator Pedal Module $150 $223 $266 $361 $381 $330 CTS Accelerator Pedal Modules Offer Performance, Quality and Cost Advantages 2003 2004 2005 2006 2007 2008 2009 2010 2011 Target 9 13 16 30 49 72 75 88 101 Captured 9 13 16 30 49 72 65 81 88 CTS Sales $ in Millions $400 Actual $408 $414

15 Commercial / Diesel Vehicles Extending Sensor and Actuator Capabilities Creating A New Growth Engine in Commercial Markets 1st Qtr 2nd Qtr East 0.9 0.1 Total Commercial Market $750M to $1B 10% Target Market Share in Five Years Small Engine Light Vehicle Awarded production programs from new customers: smart actuator from global diesel engine manufacturer new position sensor for heavy duty diesel truck engines

17 Electronic Components Double-digit sales growth over the next 3-5 years despite a challenging 2009 High technology, high margin business Macro Trend Driving Growth Explosive communication growth in emerging markets Developed markets driving higher data traffic - Social networking; YouTube, Facebook Demographics, defense/other CTS Products Communications Infrastructure - Ceramic/EMI filters, RF modules, OCXOs Piezo Electronics for medical, industrial, defense and aerospace Sales EC EC 0.83 0.17 EMI Filters OCXO Ceramic Filter Launching Innovative and Differentiating New Products Expanding Into New Customers and Applications

19 Electronic Components - Communications Infrastructure OCXO RF Module Ceramic Filter WiMAX Optical Networking Cellular Repeaters Wireless Base Station Satellite Communications 2003 2004 2005 2006 2007 2008 Design Wins 23 31 37 41 45 48 Infrastructure Sales $ in Millions Major/New Customers Cisco, Huawei 3COM, ZTE, Nokia - Siemens, Powerwave, Alcatel - Lucent, Motorola EMI Filters 16% CAGR

21 Electronic Components - Piezo Electronics 2005 2006 2007 2008 2009 2010 Sales 10 13 13 18 18 23 5 Sales $ in Millions Medical Ultrasound Wide Format Inkjet Printer Head Undersea Energy Exploration Aerospace Soft and Hard Piezo Ceramic Materials New applications for emerging devices 22% CAGR 28 New Applications Are Emerging for Piezo Ceramic Devices Spurring Innovation and Profitable Growth

23 Electronics Manufacturing Solutions Target customers with complex needs Target niche sectors - defense and aerospace, medical, industrial Provide turnkey services, design to direct ship Global capabilities Strategy Mid single-digit sales growth business despite a flat to slightly weaker 2009 Specialized Tier 2 global EMS provider Increasing outsourcing trends in medical and defense markets Sales EC EC 0.4 0.6

25 EMS Business Computer Comm Medical Industrial Aero/Def East 0.13 0.32 0.11 0.18 0.26 Communications Industrial Medical Computer 2008 Q4 2008 Run Rate Aerospace/ Defense Complexity, design capabilities, and higher service levels Stronger customer relationships Higher barriers to entry due to certifications, etc. Higher margins Improved Customer/Market Mix Computer Communication Other East 0.68 0.29 0.03 Computer Communications Other 68% 29% 3% 2004 Characteristics of Target Markets Targeted Area 55%

27 Growth Through Diversification Detroit Big 3 Other East 0.6 0.4 2004-2005 Sensors & Actuators EMS HP Other East 0.7 0.3 Current* Penetrated new global customers e.g. Toyota, Honda, Chery Expanding into diesel engines / commercial vehicles Diversified away from HP concentration Expand into defense & aerospace, medical and industrial markets Detroit Big 3 Other East 0.27 0.73 HP East 0.11 0.23 0.23 0.2 0.23 Detroit 3 HP ^ ^ Other Comm/ MOT EC Cell Phones/Other Dist./Other Resistor PZT Infrastructure East 0.4 0.11 0.17 0.08 0.24 Handsets Wireless Infrastructure PZT Dist./Other Diversified away from low margin, capital intensive, volatile handset (consumer) business Diversification Driven Business Model has Reduced Volatility and Risk Resistor Dist./Other Resistor PZT Infrastructure EMC Military East 0.06 0.18 0.12 0.44 0.13 0.07 Wireless Infrastructure Dist./Other Resistor PZT EMC Military * Q4 Run Rate

Financial Summary Definitions and reconciliation of non-GAAP financial terms are included in the Appendix of this presentation and on CTS' Web site at www.ctscorp.com

31 Sales and EPS Trend 2003 2004 2005 2006 2007 2008 Adjusted 0.24 0.48 0.61 0.71 0.71 0.77 2003 - 2008 CAGR 26% Note: Excludes restructuring / tax credits EPS (adjusted) 2003 2004 2005 2006 2007 2008 Sales 463 531.3 617.5 655.6 685.9 692 $ in Millions Sales 2003 - 2008 CAGR 8% Q4 2007 Q1 Q2 Q3 Q4 Adjusted 0.25 0.18 0.27 0.16 0.15 Adjusted Diluted EPS $0.20 $0.15 $0.20 $0.16 2008 Analyst Consensus $(0.05)

33 Balance Sheet Management 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Adjusted Working Capital 0.049 0.138 0.134 0.028 0.02 0.024 0.024 0.024 0.025 0.026 Capital Expenditures Average 2.5% '97 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Adjusted Working Capital 0.162 0.17 0.2 0.173 0.14 0.121 0.112 0.125 0.13 0.127 0.127 0.14 Controllable Working Capital* 13% Target * Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable. Efficient Utilization of Capital 14% Target 2%

35 Net Earnings and Free Cash Flow 2003 2004 2005 2006 2007 2008 Net Earnings 12.6 20 20.8 24.2 25.4 29.9 Free Cash Flow 16.7 1.3 29.5 31.4 32.5 21 Strong Free Cash Flow Indicates Quality of Earnings $ in Millions Preliminary

37 Capital Structure Strong Balance Sheet Supports Growth and Shareholder Value Initiatives Current Capital Structure Total Debt to Capitalization 2000 2001 2002 2003 2004 2005 2006 2007 2008 Cash 20.6 13.3 9.2 25.3 61 12 39 53 45 Debt 174.8 139.2 86.2 50.6 36.5 70 27 20 36% 0.442 0.386 0.265 0.205 0.238 0.2 0.17 0.184 0.225 75 $ in Millions Total Debt Cash Debt to Capitalization Conv. Sr. Sub. Debt Equity Bank Debt Adjusted Working Capital 32.5 277.2 48 81 Cash balances ($45M) combined with unused credit lines ($65M) are adequate to settle remaining convertible debt of $32.5M in 2009. 2009 is projected to continue to have positive free cash flow. $48 $32.5 Int'l Lines Remaining U.S. Revolver $48M Year-end Bank debt $65M

39 Value Proposition Reduced headcount from proactive downturn actions have lowered CTS' break-even revenue point. Diversified business model means reduced risk and volatility. Positioned in growth markets. Leverageable capacity and operating structure. Positive cash flow. Strong balance sheet and conservative capital structure. Opportunistic acquisitions.

41 Appendix

43 Sensors and Actuators Applications Position Sensors: Throttle Valve Exhaust Gas Re-circulating Accelerator Pedal Modules: Pedal Position Sensors Fuel Level Sensing Seat Belt Tension Sensors Electric Actuators: Active Manifolds Turbochargers Diesel Systems Electronic Throttle Sensors

45 Resistor & Frequency Products Frequency Filters and RF Modules for Infrastructure Variable Resistors, Encoders & Switches Router Storage Test System Game Controller Server Instrument Piezoelectric Medical Ultrasound Wide Format Inkjet Printer Head Undersea Energy Exploration Products Applications WiMAX Wireless Base Station Telematics Washing Machine Garage Door Opener Home Repeater Electronic Components Product Applications Aerospace

EMS Product Applications

CTS CORPORATION


Target Markets
Medical Devices & Equipment
Heart Defibrillator
Pain Management
Glucose Monitoring
Blood Analysis
Ophthalmology
Vein Treatment
Cardiac Imaging
Defense & Aerospace
Thermal Weapons
Airport Explosives Detection
Missile Systems
Radar Systems
Secure Phone System
Tactical Comms
In-Flight Entertainment
Industrial Applications
Process Controls
CNC Lathes
HVAC
Chemical Equipment
Ultra High-End Workstation
Test & Measurement
Security
Utility Metering
Communication Infrastructure
GSM BTS
Network Routers
Optical Devices
WiMax
IP Infrastructure
CDMA BTS
Wireless LAN Arrays
Storage Infrastructure
RAID Card
Enterprise Virtual Array
RAID Controller Cards
10 Bay RAID Enclosure
12 Bay RAID Chassis
RAID Card

24

MOVING FORWARD. EVERYWHERE. EVERY DAY.

Major CTS Competitors

CTS CORPORATION

PRODUCTS	COMPETITION
Sensors and Actuators	AB Electronics, Alps, Bosch, Delphi, Denso, Continental, CST, Hella, Mikuni,
Electronic Components	
Frequency Products - Infrastructure	Mini-circuits, Mtron, Morion, NDK, Rakon, Sirenza (RFMD), Vectron, Z-Comm
Ceramic Filters	Murata, Partron, TDK, UBE
Resistor Networks	BI Tech, Bourns, KOA
Electronics Manufacturing Services	Axiom, Celestica, Flextronics, Jabil, LaBarge, Note, Plexus, Sanmina-SCI, Simclar, Sypris Electronics, TT EMS



25

MOVING FORWARD... EVERYWHERE. EVERY DAY

51 Target Adjusted Return on Invested Capital (ROIC) OPERATING MARGIN AFTER-TAX (NOPAT Margin) INVESTED CAPITAL TURNOVER Overall ROIC Improvement on Track 2003 2004 2005 4% 2% 6% 8% 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0% 6.3% 7.5% Shareholder Value ROIC 12% ROIC Curve 10% 12% 4.0 EMS Components & Sensors 7.9% 2006 7.9% 2007 2008 9.3%

53 Financial Summary Note: Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustments and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only. * Preliminary

55 Other Financial Data - Income Statement Note: Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustments and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.

57 Other Financial Data - Balance Sheet Metrics * Preliminary

CTS CORPORATION
APPENDIX 1

CTS Corporation
Reconciliation of Effective Tax Rate to Adjusted Effective Tax Rate
($ in millions)

2008
Q4 YTD
Adjusted effective tax rate	17%

Tax benefit, reversal of reserves and change in tax law	-19%

Effective tax rate	-2%

CTS Corporation
Reconciliation of Gross Margin to Adjusted Gross Margin
($ in millions)

	2008				2007				2006
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Gross Margin	$29.7	$33.4	$40.2	$33.8	$35.6	$33.8	$32.9	$30.3	$29.9	$29.1	$31.8	$30.0

Charges (credits) to reported gross Margin :
Restructuring-related costs included in cost of goods sold	—	0.3	—	0.3	0.2	—	—	—	—	0.3	0.5	0.2

Total adjustments to reported gross Margin	—	0.3	—	0.3	0.2	—	—	—	—	0.3	0.5	0.2

Adjusted gross Margin	$29.7	$33.7	$40.2	$34.1	$35.8	$33.8	$32.9	$30.3	$29.9	$29.4	$32.3	30.2

Adjusted gross Margin as a percentage of total sales	18.2%	19.8%	21.6%	19.7%	20.1%	19.3%	19.4%	18.6%	17.2%	17.7%	19.5%	20.1%

CTS Corporation
Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings (Loss)
($ in millions)

	2008				2007				2006				Full Year
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2008	2007	2006	2005	2004
Operating earnings (loss)	$3.8	$4.9	$13.8	$8.4	$9.5	$9.9	$7.9	$4.9	$9.1	$8.5	$7.6	$7.6	$30.8	$32.3	$32.8	$37.9	$31.1

Charges (credits) to reported operating earnings (loss):														2.6	4.3
Restructuring, restructuring-related, and asset impairment charges	2.1	3.5	0.1	0.4	2.6	—	—	—	—	0.8	1.4	2.1	6.1
Gain on sale of excess equipment less LTCC severance																(1.2)
Gain on sale of excess Canadian land														—	—	—	(2.7)

Total adjustments to reported operating earnings (loss)	2.1	3.5	0.1	0.4	2.6	—	—	—	—	0.8	1.4	2.1	6.1	2.6	4.3	(1.2)	(2.7)

Adjusted operating earnings (loss), excluding above referenced items	$5.9	$8.4	$13.9	$8.8	$12.1	$9.9	$7.9	$4.9	$9.1	$9.3	$9.0	$9.7	$36.9	$34.9	$37.1	$36.7	$28.4

Adjusted operating earnings (loss), excluding above referenced items, as a percentage of total sales	3.6%	4.9%	7.5%	5.1%	6.8%	5.7%	4.7%	3.0%	5.2%	5.6%	5.4%	6.5%	5.3%	5.1%	5.7%	5.9%	5.3%

CTS Corporation
Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings (Loss)
($ in millions)

	2008				2007				2006				Full Year
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2008	2007	2006	2005	2004
Net earnings (loss)	5.7	7.6	10.0	6.7	7.7	7.8	5.9	4.0	7.7	$6.2	$5.3	$5.0	29.9	$25.4	$24.2	$20.8	$19.9

Charges (credits) to reported net earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	2.1	3.5	0.1	0.4	2.6	—	—	—	—	0.8	1.4	2.1	6.1	2.6	4.3
Gain on sale of excess equipment less LTCC severance																(1.2)
Gain on sale of excess Canadian land																	(2.7)

Total adjustments to reported net earnings (loss)	2.1	3.5	0.1	0.4	2.6	0.0	0.0	0.0	0.0	0.8	1.4	2.1	6.1	2.6	4.3	(1.2)	(2.7)
Total adjustments, tax affected	1.3	2.2	0.1	0.3	2.0					0.6	1.1	1.6	3.9	2.0	3.4	(0.9)	(2.1)

Impact of tax repatriation																6.0
Impact of tax treaty	(1.4)												(1.4)
Impact of reversal of tax reserves	(0.1)	(4.0)											(4.1)			(1.7)

Adjusted net earnings (loss)	$5.5	$5.8	$10.1	$7.0	$9.7	$7.8	$5.9	$4.0	$7.7	$6.8	$6.4	$6.6	$28.3	$27.4	$27.6	$24.2	$17.8

Adjusted net earnings (loss) as a percentage of total sales.	3.4%	3.4%	5.4%	4.1%	5.4%	4.5%	3.5%	2.4%	4.4%	4.1%	3.9%	4.4%	4.1%	4.0%	4.2%	3.9%	3.3%

CTS Corporation
Reconciliation of Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share

	2008				2007	2006			Full Year
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2008	2007	2006	2005	2004	2003
Earnings per share, diluted	$0.16	$0.21	$0.27	$0.18	$0.20	$0.16	$0.14	$0.13	$0.81	$0.66	$0.63	$0.53	$0.53	$0.36

Tax affected charges (credits) to reported earnings per share:
Restructuring ,restructuring-related, and asset impairment charges	0.04	0.06	—	—	0.05	0.02	0.03	0.04	0.10	0.05	0.08			0.10
Gain on sale of excess equipment less LTCC severance												(0.02)
Gain on sale of excess Canadian land													(0.05)

Total tax affected adjustments to reported earnings per share	0.04	0.06	—	—	0.05	0.02	0.03	0.04	0.10	0.05	0.08	(0.02)	(0.05)	0.10

Tax impact of cash repatriation												0.14
Impact of reversal of tax reserves and change in tax treaty	(0.05)	(0.11)	—	—					(0.14)			(0.04)		(0.22)

Adjusted earnings per share, diluted	$0.15	$0.16	$0.27	$0.18	$0.25	$0.18	$0.17	$0.17	$0.77	$0.71	$0.71	$0.61	$0.48	$0.24

CTS Corporation
Reconciliation of Projected Full Year Earnings Per Share to Adjusted Projected Full Year Earnings Per Share

	Year Ended	Year Ended	Year Ended
	December	December	December
	31, 2008(3)	31, 2007(2)	31, 2006 (1)
Projected GAAP earnings per share	$0.74- $0.79	$0.59 - $0.62	$0.66 - $0.69

Restructuring and related charges	0.08	0.06	0.08
Impact of reversal of tax reserves	(0.11)

Projected adjusted earnings per share	$0.71 - $0.76	$0.65 - $0.68	$0.74 - $0.77

1.	Estimate as of 10/24/2006

2.	Estimate as of 10/23/2007

3.	Estimate as of 10/27/2008

CTS Corporation
ADJUSTED EBITDA YEAR-TO-DATE
($ in millions)

	Full Year
	2008	2007	2006	2005	2004
Net earnings (loss)	$29.9	$25.4	$24.2	$20.8	$19.9

Depreciation and amortization expense	24.2	22.8	24.9	27.1	26.1
Interest expense	3.8	3.1	3.7	5.9	5.5
Tax expense (benefit)	(0.6)	7.1	6.5	12.3	6.1

EBITDA	$57.3	$58.4	$59.3	$66.1	$57.6

Charges (credits) to reported EBITDA:
Restructuring and asset impairment charges	$6.1	2.6	4.3
Gain on sale of excess equipment less LTCC severance				(1.2)
Gain on sale of excess Canadian land					(2.7)

Total adjustments to reported EBITDA	6.1	2.6	4.3	(1.2)	(2.7)

Adjusted EBITDA	$63.4	$61.0	$63.6	$64.9	$54.9

Adjusted EBITDA as a percentage of total sales	9.2%	8.9%	9.7%	10.5%	10.3%

CTS Corporation
ADJUSTED EBITDA QUARTER-TO-DATE
($ in millions)

	2008				2007				2006
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net earnings (loss)	$5.7	$7.6	$10.0	$6.7	$7.7	$7.8	$5.9	$4.0	$7.7	$6.2	$5.3	$5.0

Depreciation and amortization expense	5.7	5.7	6.8	6.0	5.8	5.4	5.8	5.8	5.9	5.8	6.5	6.7
Interest expense	0.7	0.9	1.1	1.1	0.8	0.9	0.7	0.7	0.8	0.8	1.0	1.1
Tax expense (benefit)	(1.6)	(3.6)	2.8	1.9	2.3	2.1	1.6	1.1	1.5	1.9	1.5	1.6

EBITDA	$10.5	$10.6	$20.7	$15.7	$16.6	$16.2	$14.0	$11.6	$15.9	$14.7	$14.3	$14.4

Charges (credits) to reported EBITDA:
Restructuring, restructuring-related, and asset impairment charges	2.1	3.5	0.1	0.4	2.6					0.8	1.4	2.1

Total adjustments to reported EBITDA	2.1	3.5	0.1	0.4	2.6	—	—	—	—	0.8	1.4	2.1

Adjusted EBITDA	$12.6	$14.1	$20.8	$16.1	$19.2	$16.2	$14.0	$11.6	$15.9	$15.5	$15.7	$16.5

Adjusted EBITDA as a percentage of total sales	7.7%	8.3%	11.2%	9.3%	10.8%	9.2%	8.3%	7.1%	9.2%	9.4%	9.5%	11.0%

CTS Corporation
Free Cash Flow
($ in millions)

	2008					2007				2006				Full Year
	Q4		Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2008		2007	2006	2005	2004
Cash flows provided from (used by) operations	$18.6		$7.8	$17.8	$(5.5)	$17.4	$15.7	$11.4	$4.1	$18.7	$11.1	$14.8	$2.6	$38.7		$48.6	$47.2	$44.5	$14.0
Capital expenditures	(4.0)		(4.1)	(6.2)	(3.5)	(6.8)	(3.0)	(3.6)	(2.7)	(4.7)	(5.2)	(3.4)	(2.5)	(17.7)		(16.1)	(15.8)	(15.0)	(12.7)

Free cash flow	$14.6	*	$3.7	$11.6	$(9.0)	$10.6	$12.7	$7.8	$1.4	$14.0	$5.9	$11.4	$0.1	$21.0	*	$32.5	$31.4	$29.5	$1.3

*	Q4 and full-year 2008 Free Cash Flow is preliminary

CTS Corporation
Projected Free Cash Flow
($ in millions)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December	December	December	December
	31, 2008	31, 2008	31, 2008	31, 2008
	(1)	(2)	(3)	(4)

Cash flows provided from operations	$32-$36	$48-$55	$50-$57	$54-$54
Capital expenditures	$(17)	$(22)-$(25)	$(22)-$(25)	$(21)-$(25)

Free cash flow	$15-$19	$26-$30	$28-$32	$33-$29

(1)	Estimate as of 10/27/2008

(2)	Estimate as of 7/30/2008

(3)	Estimate as of 4/30/2008

(4)	Estimate as of 1/30/2008

CTS Corporation
Definition of Financial Term — “Total Debt to Capitalization”
($ in millions)

	2008				2007				2006				2005				2004	2003
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4

Notes payable	$—	$—	$—	$—	$1.0	$1.9	$1.5	$3.5	$5.4	$9.5	$12.1	$14.1	$13.3	$3.0	$3.0	$3.5	$3.3
Current portion of long-term debt	—	—	—	—	—	—	—	—	0.2	0.2	0.2	0.2	0.2	0.2	0.3	0.5
Long-term debt	80.5	100.1	92.3	116.7	72.0	60.0	60.0	60.0	60.6	60.6	64.3	68.2	68.3	94.7	85.6	133.9	94.2	75.9

Total debt	80.5	100.1	92.3	116.7	73.0	61.9	61.5	63.5	66.2	70.3	76.6	82.5	81.8	97.9	88.9	137.9	97.5	75.9

Total shareholders’ equity	277.2	339.0	333.9	324.4	324.2	329.6	325.5	323.6	319.0	346.5	339.5	333.6	328.1	323.8	322.7	324.3	310.7	294.2

Total capitalization	$357.7	$439.1	$426.2	$441.1	$397.2	$391.5	$387.0	$387.1	$385.2	$416.8	$416.1	$416.1	$409.9	$421.7	$411.6	$462.2	$408.2	$370.1

Total debt to capitalization	22.5%	22.8%	21.7%	26.5%	18.4%	15.8%	15.9%	16.4%	17.2%	16.9%	18.4%	19.8%	20.0%	23.2%	21.6%	29.8%	23.9%	20.5%

CTS Corporation
Definition of Financial Term — “Controllable Working Capital as a Percentage of Annualized Sales”
($ in millions)
Controllable working capital is defined as accounts receivable plus inventories less accounts payable

	December 31,	September 28,	June 29,	March 30,	December 31,	September 30,	July 1,	December 31,	October 1,	December 31,	December 31,	December 31,
	2008	2008	2008	2008	2007	2007	2007	2006	2006	2005	2004	2003
Net Accounts Receivables	$94.2	$103.4	$110.5	$108.1	$100.7	$102.7	$105.0	$106.0	$101.7	$91.3	$84.1	$72.3
Net Inventory	70.9	88.1	86.6	83.8	73.8	72.5	74.0	60.5	66.9	60.6	42.7	31.9
Accounts Payable	(71.3)	(78.9)	(85.7)	(78.8)	(84.2)	(84.4)	(81.6)	(78.2)	(81.3)	(67.2)	(55.6)	(52.3)

Controllable Working Capital	93.8	112.6	111.4	113.1	90.3	90.8	97.4	88.3	87.3	84.7	71.2	51.9

Quarterly sales	$162.8	$170.0	$186.1	$172.8	$178.3	$174.8	$169.6	$173.5	$165.7	$154.6	$142.5	$132.0
Acquisition Adjustments				7.0
Adjusted quarterly sales	$162.8	$170.0	$186.1	$179.8	$178.3	$174.8	$169.6	$173.5	$165.7	$154.6	$142.5	$132.0
Multiplied by 4	4	4	4	4	4	4	4	4	4	4	4	4

Annualized sales	651.20	680.00	744.40	719.20	713.20	699.20	678.4	694.00	662.80	618.4	570.0	528.0

Controllable Working Capital % — Annual	14.4%	16.6%	15.0%	15.7%	12.7%	13.0%	14.4%	12.7%	13.2%	13.7%	12.5%	9.8%

CTS Corporation
Definition of Financial Term -
Adjusted Return on Invested Capital

	Full Year
	2008	2007	2006	2005	2004	2003
Operating earnings	$30.8	$32.3	$32.8	$37.9	$31.1	$13.8

Charges (credits) to reported operating earnings:

Restructuring and asset impairment charges	6.1	2.6	4.3			4.6
Gain on sale of excess equipment less LTCC severance				(1.2)
Gain on sale of excess Canadian land					(2.7)

Total adjustments to reported operating earnings	6.1	2.6	4.3	(1.2)	(2.7)	4.6

Adjusted operating earnings	$36.9	$34.9	$37.1	$36.7	$28.4	$18.4

* Tax rate	17% *	22%	21%	24%	23%	25%

Tax effected adjusted operating earnings	$30.6	$27.2	$29.3	$27.9	$21.9	$13.8

Invested Capital:
Current Year:
Shareholders’ equity	$277.2	$324.2	$319.0	$328.1	$310.7	$294.2
Long-term debt	80.5	72.0	60.6	68.3	94.2	75.9
Notes payable and current portion of LT debt	—	1.0	5.6	13.5	3.3	—
Less: Cash	(44.6)	(52.9)	(38.6)	(12.0)	(61.0)	(25.4)

Invested capital	313.1	$344.4	$346.6	397.9	347.2	344.7

Prior Year:
Shareholders’ equity	$324.2	319.0	328.1	310.7	294.2	265.0
Long-term debt	72.0	60.6	68.3	94.2	75.9	67.0
Notes payable and current portion of LT debt	1.0	5.6	13.5	3.3	—	28.3
Less: Cash	(52.9)	(38.6)	(12.0)	(61.0)	(25.4)	(9.2)

Invested capital	344.3	346.6	397.9	347.2	344.7	351.1

Adjusted invested capital	$328.7	$345.5	$372.3	$372.6	$346.0	$347.9

Adjusted return on invested capital	9.3%	7.9%	7.9%	7.5%	6.3%	4.0%

Sales	$691.7	$685.9	$655.6	$617.5	$531.3	$463.0
Tax effected adjusted operating earnings	30.6	27.2	29.3	27.9	21.9	13.8

Tax effected adjusted operating margin as a percentage of sales (a)	4.4%	4.0%	4.5%	4.5%	4.1%	3.0%

Sales	$691.7	$685.9	$655.6	$617.5	$531.3	$463.0
Adjusted invested capital	328.7	345.5	372.3	372.6	346.0	347.9

Invested capital turns (b)	2.10	1.99	1.76	1.66	1.54	1.33

Adjusted return on invested capital (a) x (b)	9.3%	7.9%	7.9%	7.5%	6.3%	4.0%

*	For 2008, Tax rate is Adjusted Effective Tax Rate